CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Dealer Sheet, Inc.
7858 E. Long Place
Centennial, Colorado 80112




     The undersigned consents to the use of its opinion dated October 31, 2002, relating to the financial statements of The Dealer Sheets, Inc., a Coloado Corporation, and to the reference to the firm under "Experts," all as included in the Registration Statement on Form SB-1.






Torrance, California                 s/ Jonathon P. Reuben C.P.A
                                     ---------------------------
December 3, 2002                     Jonathon P. Reuben, C.P.A.
                                     An Accountancy Corporation